Exhibit 99.1

September 3, 2024

Zeta Announces Successful Completion of Debt Refinancing

NEW YORK – Zeta Global (NYSE: ZETA), the AI-Powered Marketing Cloud, today announced that it has successfully closed a $550 million loan facility to refinance its existing debt and lower its credit spreads. This new debt is a combination of $200 million Term Loan A and a $350 million Revolving Credit Facility, which remains undrawn at the time of closing.

“We are pleased to announce this proactive refinancing agreement, which reduces our cost of capital and strengthens our liquidity,” said David A. Steinberg, Co-Founder, Chairman, and CEO of Zeta. “Our model remains the same with our core value proposition of data and AI driving strong organic growth. This increased flexibility allows us to remain opportunistic for tuck-in acquisitions that we expect to meet our criteria which includes:

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Fully integrate into our platform in less than a year,
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Be accretive from day 1,
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Possess clear synergies across combined customer bases, and
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Grow the acquired business at faster pace than our overall organic growth rate.”

"This financing is a key step in strengthening Zeta's balance sheet and ensuring that the company is well-positioned for future growth,” said Chris Greiner, Zeta’s CFO. “By securing this capital at favorable terms, we are enhancing our financial flexibility that is aligned with our long-term vision. Additionally, the lower credit spreads achieved through this deal will improve our free cash flow, further supporting our go forward business strategy while currently operating at a leverage ratio of less than 0.5x."

BofA Securities, Inc. served as Lead Arranger and Bookrunner. MUFG, Key Bank, RBC, Truist, Citi, and Morgan Stanley are also participants in the facility.

About Zeta

Zeta Global (NYSE: ZETA) is the AI-Powered Marketing Cloud that leverages advanced artificial intelligence (AI) and trillions of consumer signals to make it easier for marketers to acquire, grow, and retain customers more efficiently. Through the Zeta Marketing Platform (ZMP), our vision is to make sophisticated marketing simple by unifying identity, intelligence, and omnichannel activation into a single platform – powered by one of the industry’s largest proprietary databases and AI. Our enterprise customers across multiple verticals are empowered to personalize experiences with consumers at an individual level across every channel, delivering better results for marketing programs. Zeta was founded in 2007 by David A. Steinberg and John Sculley and is headquartered in New York City with offices around the world. To learn more, go to www.zetaglobal.com.

Forward-Looking Statements

This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning our anticipated future financial performance, our market opportunities and our expectations regarding our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast,” “outlook,” “guidance” and other similar expressions. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our business, results of operations and financial condition and could cause actual results to differ materially from those expressed in the forward-looking statements. These statements are not guarantees of future performance or results. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Contacts:

Investor Relations

Scott Schmitz

ir@zetaglobal.com

Press

James A. Pearson

press@zetaglobal.com